UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3694

Oppenheimer Gold & Special Minerals Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 3/31/2016

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—98.2%
Materials—98.2%
Chemicals—0.1%
Highfield Resources Ltd.[1]	1,300,000	$1,208,724
Metals & Mining—98.1%
Acacia Mining plc	2,300,000	9,287,653
Agnico Eagle Mines Ltd.[2]	899,768	32,535,611
Alacer Gold Corp.[1]	1,600,000	2,895,091
Alamos Gold, Inc., Cl. A2	1,818,978	9,622,394
AngloGold Ashanti Ltd., Sponsored ADR[1]	279,677	3,828,778
Asanko Gold, Inc.[1]	4,060,000	8,627,988
B2Gold Corp.[1]	14,738,849	24,466,489
Barrick Gold Corp.[2]	3,510,000	47,665,800
Boliden AB	51,713	821,164
Centamin plc	6,100,000	7,724,745
China Gold International Resources Corp. Ltd.[1]	1,022,300	1,708,097
China Silver Group Ltd.	14,000,000	3,230,914
Claude Resources, Inc.[1]	1,006,600	1,007,569
Coeur Mining, Inc.[1]	300,000	1,686,000
Compania de Minas Buenaventura SAA, ADR[1]	900,000	6,624,000
Constellium NV, Cl. A1	685,500	3,557,745
Continental Gold, Inc.[1]	3,457,400	4,578,809
Dacian Gold Ltd.[1]	200,000	256,527
Dalradian Resources, Inc.[1]	500,000	350,337
Detour Gold Corp.[1,2]	1,311,000	20,642,887
Dominion Diamond Corp.	542,700	6,017,232
Doray Minerals Ltd.[1]	11,152,708	6,615,377
Eldorado Gold Corp.[2]	6,900,011	21,804,035
Endeavour Mining Corp.[1]	1,078,300	9,157,766
Evolution Mining Ltd.	15,017,847	17,238,045

	Shares	Value
Metals & Mining (Continued)
Fortuna Silver Mines, Inc.[1]	1,530,000	$5,960,963
Franco-Nevada Corp.[2]	270,000	16,572,600
Fresnillo plc	2,200,000	30,041,512
Gemfields plc[1]	3,200,000	2,011,476
GoGold Resources, Inc.[1]	3,000,000	2,448,508
Gold Fields Ltd., Sponsored ADR	2,200,000	8,668,000
Gold Road Resources Ltd.[1]	5,272,362	1,731,799
Goldcorp, Inc.[2]	3,522,500	57,170,175
Golden Star Resources Ltd.[1]	2,000,000	912,000
Guyana Goldfields, Inc.[1]	3,706,700	12,928,855
Harmony Gold Mining Co. Ltd., ADR[1]	250,000	910,000
IAMGOLD Corp.[1]	700,000	1,541,482
Independence Group NL	3,360,000	7,307,587
Integra Gold Corp.[1]	3,661,500	1,437,817
Ivanhoe Mines Ltd., Cl. A1	2,800,000	1,810,972
Kinross Gold Corp.[1,2]	3,930,000	13,362,000
Kirkland Lake Gold, Inc.[1]	3,261,800	21,021,187
Klondex Mines Ltd.[1,3]	7,341,800	19,615,820
Lake Shore Gold Corp.[1]	4,100,000	5,966,506
Lundin Gold, Inc.[1]	629,400	2,229,251
MAG Silver Corp.[1]	1,210,100	11,423,158
McEwen Mining, Inc.	206,858	388,893
Metals X Ltd.	12,310,000	8,800,143
New Gold, Inc.[1,2]	3,530,000	13,166,900
Newcrest Mining Ltd.[1]	3,710,000	48,056,599
Newmarket Gold, Inc.[1]	3,698,000	6,150,283
Newmont Mining Corp.[2]	1,571,923	41,781,713
Northern Star Resources Ltd.	5,787,578	15,146,372
Nyrstar NV1	1,444,670	1,115,772
OceanaGold Corp.	6,095,400	16,755,017

1      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Metals & Mining (Continued)
Osisko Gold Royalties Ltd.	671,300	$7,169,148
Pan African Resources plc	13,500,000	2,610,876
Perseus Mining Ltd.[1]	5,000,000	1,525,960
Petra Diamonds Ltd.	2,996,678	4,529,873
Platinum Group Metals Ltd.[1]	599,596	2,278,465
Polymetal International plc	200,000	1,948,071
Premier Gold Mines Ltd.[1]	4,620,300	11,028,243
Pretium Resources, Inc.[1]	1,369,200	7,348,084
Primero Mining Corp.[1]	5,825,200	10,585,157
Ramelius Resources Ltd.[1]	4,711,164	1,356,290
Randgold Resources Ltd., ADR[2]	444,220	40,339,618
Real Gold Mining Ltd.[1]	10,400,000	13,407
Regis Resources Ltd.	7,300,000	13,597,505
Resolute Mining Ltd.[1]	7,240,478	2,972,220
Richmont Mines, Inc.[1]	2,652,400	14,949,427
Roxgold, Inc.[1]	7,000,000	4,689,124
Royal Gold, Inc.[2]	848,300	43,509,307
Sandfire Resources NL	900,000	3,914,191
Saracen Mineral Holdings Ltd.[1]	17,450,000	12,898,950
SEMAFO, Inc.[1,2]	4,186,000	14,922,949
Sibanye Gold Ltd.	200,000	766,793
Sibanye Gold Ltd., Sponsored ADR	518,271	7,862,171
Silver Wheaton Corp.	50,000	829,000
St Barbara Ltd.[1]	12,346,094	18,849,000

	Shares	Value
Metals & Mining (Continued)
Stornoway Diamond Corp.[1]	2,451,000	$1,981,559
Syrah Resources Ltd.[1]	150,000	466,199
Tahoe Resources, Inc.[2]	2,800,000	28,084,000
Talga Resources Ltd.[1]	400,000	90,439
Teranga Gold Corp.[1]	8,530,000	4,794,533
TMAC Resources, Inc.[1]	947,700	6,567,315
Torex Gold Resources, Inc.[1]	15,540,000	21,776,939
Trevali Mining Corp.[1]	9,526,500	2,713,998
Wesdome Gold Mines Ltd.[1]	3,540,000	4,606,429
Yamana Gold, Inc.[2]	2,750,000	8,360,000
Zhaojin Mining Industry Co. Ltd., Cl. H	3,900,000	3,001,322
Zijin Mining Group Co. Ltd., Cl. H	26,100,000	7,946,390
		949,267,365
Total Common Stocks (Cost $860,170,476)		950,476,089
Investment Company—3.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[3,4] (Cost $31,185,116)	31,185,116	31,185,116
Total Investments, at Value (Cost $891,355,592)	101.4%	981,661,205
Net Other Assets (Liabilities)	(1.4)	(13,857,799)

Net Assets	100.0%	$967,803,406

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $128,554,328. See Note 6 of the accompanying Consolidated Notes.

2      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Footnotes to Consolidated Statement of Investments (Continued)

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	June 30, 2015	Additions	Reductions	March 31, 2016

Klondex Mines Ltd.	4,744,600	2,597,200	—	7,341,800
Oppenheimer Institutional Money Market Fund, Cl. E	17,532,086	299,435,714	285,782,684	31,185,116

	Value	Income

Klondex Mines Ltd.	$19,615,820	$—
Oppenheimer Institutional Money Market Fund, Cl. E	31,185,116	70,173

Total	$50,800,936	$70,173

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Canada	$503,883,764	51.3%
Australia	178,786,943	18.2
United States	150,442,121	15.3
United Kingdom	43,951,517	4.5
Jersey, Channel Islands	40,339,618	4.1
South Africa	26,565,615	2.7
China	15,900,129	1.6
Egypt	7,724,745	0.8
Peru	6,624,000	0.7
Netherlands	3,557,745	0.4
Russia	1,948,072	0.2
Belgium	1,115,772	0.1
Sweden	821,164	0.1

Total	$981,661,205	100.0%

Exchange-Traded Options Written at March 31, 2016
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Agnico Eagle Mines Ltd. Call	USD	40.000	5/20/16	USD	(1,000)	$100,958	$(101,000)
Agnico Eagle Mines Ltd. Call	USD	38.000	8/19/16	USD	(1,000)	136,956	(305,000)
Agnico Eagle Mines Ltd. Call	USD	35.000	5/20/16	USD	(1,000)	114,086	(315,000)
Alamos Gold, Inc. Put	USD	2.500	9/16/16	USD	(4,000)	155,836	(40,000)
AngloGold AShanti Ltd. Put	USD	11.000	4/15/16	USD	(1,000)	104,178	(7,500)
Barrick Gold Corp. Call	USD	12.000	7/15/16	USD	(1,000)	126,178	(250,000)
Barrick Gold Corp. Put	USD	12.000	7/15/16	USD	(2,000)	273,914	(144,000)
Detour Gold Corp. Put	CAD	20.000	4/15/16	CAD	(1,000)	83,456	(63,907)
Detour Gold Corp. Put	CAD	18.000	7/15/16	CAD	(1,000)	81,991	(110,876)
Detour Gold Corp. Put	CAD	17.000	7/15/16	CAD	(2,000)	162,216	(171,703)
Detour Gold Corp. Call	CAD	18.000	4/15/16	CAD	(1,000)	119,029	(208,662)

3      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written at March 31, 2016 (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Detour Gold Corp. Call	CAD	20.000	7/15/16	CAD	(2,000)	$171,442	$(409,625)
Detour Gold Corp. Call	CAD	18.000	7/15/16	CAD	(2,000)	183,083	(592,878)
First Quantum Minerals Ltd. Put	CAD	3.000	4/15/16	CAD	(2,000)	93,890	(31)
Franco-Nevada Corp. Call	USD	50.000	4/15/16	USD	(1,000)	131,957	(1,200,000)
Franco-Nevada Corp. Call	USD	55.000	7/15/16	USD	(1,000)	136,956	(900,000)
Franco-Nevada Corp. Put	USD	50.000	4/15/16	USD	(1,000)	131,957	(22,500)
Franco-Nevada Corp. Put	USD	45.000	7/15/16	USD	(2,000)	415,982	(142,000)
Franco-Nevada Corp. Put	USD	40.000	4/15/16	USD	(1,000)	139,456	(20,000)
Franco-Nevada Corp. Put	USD	50.000	7/15/16	USD	(1,000)	157,207	(140,000)
Gold Field Ltd. Put	USD	4.000	7/15/16	USD	(2,000)	115,917	(111,000)
Goldcorp, Inc. Call	USD	17.000	4/15/16	USD	(1,000)	112,956	(34,000)
Goldcorp, Inc. Put	USD	12.000	7/15/16	USD	(23)	2,285	(552)
Goldcorp, Inc. Put	USD	13.000	4/15/16	USD	(1,000)	144,956	(2,000)
Goldcorp, Inc. Put	USD	13.000	7/15/16	USD	(1,000)	118,958	(40,000)
Kinross Gold Corp. Put	USD	3.000	8/19/16	USD	(3,000)	137,876	(93,000)
Kinross Gold Corp. Put	USD	2.000	5/20/16	USD	(5,000)	184,788	(2,500)
Kinross Gold Corp. Put	USD	2.500	8/19/16	USD	(3,000)	118,887	(42,000)
Kinross Gold Corp. Put	USD	2.500	5/20/16	USD	(2,000)	67,918	(8,000)
New Gold, Inc. Put	USD	2.000	5/20/16	USD	(2,000)	73,915	(10,000)
Newmont Mining Corp. Put	USD	15.000	6/17/16	USD	(1,000)	127,956	(4,000)
Primero Mining Corp. Put	CAD	3.000	4/15/16	CAD	(3,000)	76,283	(150,144)
Primero Mining Corp. Put	CAD	3.000	7/15/16	CAD	(2,000)	99,346	(138,595)
Randgold Resources Ltd. Call	USD	77.500	6/17/16	USD	(1,000)	136,955	(1,500,000)
Randgold Resources Ltd. Call	USD	80.000	6/17/16	USD	(1,000)	137,306	(1,295,000)
Randgold Resources Ltd. Call	USD	100.000	6/17/16	USD	(1,000)	266,955	(260,000)
Royal Gold, Inc. Put	USD	35.000	4/15/16	USD	(1,000)	157,438	(2,500)
Royal Gold, Inc. Put	USD	45.000	5/20/16	USD	(1,000)	158,857	(125,000)
Royal Gold, Inc. Call	USD	40.000	7/15/16	USD	(1,000)	150,407	(1,320,000)
Royal Gold, Inc. Call	USD	37.500	7/15/16	USD	(1,000)	119,456	(1,540,000)
Royal Gold, Inc. Call	USD	40.000	4/15/16	USD	(33)	6,169	(39,435)
Sibanye Gold Ltd. Put	USD	10.000	10/21/16	USD	(2,000)	273,914	(155,000)
Sibanye Gold Ltd. Call	USD	10.000	7/15/16	USD	(2,000)	107,915	(1,130,000)
Yamana Gold, Inc. Put	USD	2.000	7/15/16	USD	(2,000)	113,915	(8,000)
Yamana Gold, Inc. Put	USD	2.000	4/15/16	USD	(3,000)	92,873	(1,500)

Total of Exchange-Traded Options Written						$6,124,929	$(13,156,908)

Glossary:

Currency abbreviations indicate amounts reporting in currencies

CAD	Canadian Dollar

4      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Gold & Special Minerals Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in shares of exchange-traded funds that invest in gold bullion (“Gold ETFs”), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for the Subsidiary’s derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 16 shares with net assets of $275,381 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which

5      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or

6      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

3. Securities Valuation (Continued)

broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges

7      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Materials	$713,394,194	$237,068,488	$13,407	$950,476,089
Investment Company	31,185,116	—	—	31,185,116

Total Assets	$744,579,310	$237,068,488	$13,407	$981,661,205

Liabilities Table
Other Financial Instruments:
Options written, at value	$(13,156,908)	$—	$—	$(13,156,908)

Total Liabilities	$(13,156,908)	$—	$—	$(13,156,908)

8      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Materials	$3,362,690	$(3,362,690)

Total Assets	$3,362,690	$(3,362,690)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the

9      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the mining and metals industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of

10      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

5. Market Risk Factors (Continued)

assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the

11      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $7,200 purchased call options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

12      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

6. Use of Derivatives (Continued)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,204,924 and $4,960,944 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of June 30, 2015	32,000	$3,795,760
Options written	119,623	10,838,193
Options closed or expired	(55,746)	(5,919,771)
Options exercised	(24,821)	(2,589,253)

Options outstanding as of March 31, 2016	71,056	$6,124,929

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

13      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition

14      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

7. Federal Taxes (Continued)

of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$908,536,867
Federal tax cost of other investments	(6,124,929)

Total federal tax cost	$902,411,938

Gross unrealized appreciation	$176,670,065
Gross unrealized depreciation	(110,574,334)

Net unrealized appreciation	$66,095,731

15      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Gold & Special Minerals Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016